EXHIBIT D

NOTICE OF WITHDRAWAL OF TENDER

Regarding Institutional Shares of

Peachtree Alternative Strategies Fund

Tendered Pursuant to the Offer to Purchase
Dated January 16, 2020

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT, AND THIS NOTICE OF WITHDRAWAL MUST BE RECEIVED BY THE FUND BEFORE 11:59 P.M., EASTERN TIME, ON FEBRUARY 14, 2020 UNLESS THE OFFER IS EXTENDED.

For Certified Mail, Return Receipt Requested:

Peachtree Alternative Strategies Fund

Institutional Shares
P.O. Box 46707

Cincinnati, OH 45246-0707

For Overnight Mail:
Peachtree Alternative Strategies Fund
Institutional Shares
225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

For additional information:

Phone: (800) 657-3812
Fax: (513) 587-3438

Ladies and Gentlemen:

The undersigned wishes to withdraw the tender of its Institutional Shares of Peachtree Alternative Strategies Fund (“Shares”), or the tender of a portion of such Shares, for purchase by the Peachtree Alternative Strategies Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

This tender was in the amount of:

[ ]	All Shares.

[ ]	Portion of Shares expressed as a specific dollar value. $___________

[ ]	Portion of Shares expressed as a specific number of Shares. ___________

The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Shares (or portion of the Shares) previously tendered will not be purchased by the Peachtree Alternative Strategies Fund pursuant to the terms of the Offer of Purchase referenced above.

Signature of Shareholder	Signature of Joint Shareholder or Other Person whose signature is required

Print Name of Shareholder	Print Name Joint Shareholder or Other Person whose signature is required

Signature of Authorized Representative (if applicable)	Signature of other Authorized Representative whose signature is required (if applicable)

Print Name of Authorized Representative (if applicable)	Print Name of other Authorized Representative whose signature is required (if applicable)

Print Title of Authorized Representative and Relationship to Shareholder (if applicable)	Print Title of other Authorized Representative whose signature is required and Relationship to Shareholder (if applicable)

Date:

EXHIBIT D

NOTICE OF WITHDRAWAL OF TENDER

Regarding Institutional Shares of

Peachtree Alternative Strategies Fund

For Clients of National Financial Services, LLC

Tendered Pursuant to the Offer to Purchase
Dated January 16, 2020

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
AT, AND NATIONAL FINANCIAL SERVICES, LLC,

MUST SUBMIT THIS NOTICE OF WITHDRAWAL TO THE FUND BEFORE

11:59 P.M., EASTERN TIME, ON FEBRUARY 14, 2020
UNLESS THE OFFER IS EXTENDED.

For Certified Mail, Return Receipt Requested:

National Financial Services, LLC

Alternative Investments Dept. – 5th Floor

Attn: Trading

499 Washington Blvd

Jersey City, NJ 07310

For additional information:

National Financial Services, LLC

Phone: 866 755-6372 Option 2/Option 6
Fax: (502) 229-9523

Ladies and Gentlemen:

The undersigned wishes to withdraw the tender of its Institutional Shares of Peachtree Alternative Strategies Fund (“Shares”), or the tender of a portion of such Shares, for purchase by the Peachtree Alternative Strategies Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

This tender was in the amount of:

[ ]	All Shares.

[ ]	Portion of Shares expressed as a specific dollar value. $___________

[ ]	Portion of Shares expressed as a specific number of Shares. ___________

The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Shares (or portion of the Shares) previously tendered will not be purchased by the Peachtree Alternative Strategies Fund pursuant to the terms of the Offer of Purchase referenced above.

Signature of Shareholder	Signature of Joint Shareholder or Other Person whose signature is required

Print Name of Shareholder	Print Name Joint Shareholder or Other Person whose signature is required

Signature of Authorized Representative (if applicable)	Signature of other Authorized Representative whose signature is required (if applicable)

Print Name of Authorized Representative (if applicable)	Print Name of other Authorized Representative whose signature is required (if applicable)

Print Title of Authorized Representative and Relationship to Shareholder (if applicable)	Print Title of other Authorized Representative whose signature is required and Relationship to Shareholder (if applicable)

Date:

EXHIBIT D

NOTICE OF WITHDRAWAL OF TENDER

Regarding Institutional Shares of

Peachtree Alternative Strategies Fund

For Clients of Charles Schwab & Co., Inc.

Tendered Pursuant to the Offer to Purchase
Dated January 16, 2020

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT, AND

CHARLES SCHWAB & CO. MUST SUBMIT THIS NOTICE OF WITHDRAWAL TO
THE FUND BEFORE 11:59 P.M., EASTERN TIME, ON FEBRUARY 14, 2020
UNLESS THE OFFER IS EXTENDED.

For Certified Mail, Return Receipt Requested:

Charles Schwab & Co., Inc.

Attn: Alternative Investment Custody Services

P.O. Box 52159

Phoenix, AZ 85072-21597

For Overnight Mail:
Charles Schwab & Co., Inc.
Attn: Alternative Investment Custody Services
2423 E Lincoln Drive

Phoenix, AZ 85016-1215

For additional information:
Charles Schwab & Co., Inc.
Phone: 877-201-2985
Fax: 877-348-5346 Attn: Redemptions

Ladies and Gentlemen:

The undersigned wishes to withdraw the tender of its Institutional Shares of Peachtree Alternative Strategies Fund (“Shares”), or the tender of a portion of such Shares, for purchase by the Peachtree Alternative Strategies Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

This tender was in the amount of:

[ ]	All Shares.

[ ]	Portion of Shares expressed as a specific dollar value. $___________

[ ]	Portion of Shares expressed as a specific number of Shares. ___________

The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Shares (or portion of the Shares) previously tendered will not be purchased by the Peachtree Alternative Strategies Fund pursuant to the terms of the Offer of Purchase referenced above.

Signature of Shareholder	Signature of Joint Shareholder or Other Person whose signature is required

Print Name of Shareholder	Print Name Joint Shareholder or Other Person whose signature is required

Signature of Authorized Representative (if applicable)	Signature of other Authorized Representative whose signature is required (if applicable)

Print Name of Authorized Representative (if applicable)	Print Name of other Authorized Representative whose signature is required (if applicable)

Print Title of Authorized Representative and Relationship to Shareholder (if applicable)	Print Title of other Authorized Representative whose signature is required and Relationship to Shareholder (if applicable)

Date:

EXHIBIT D

NOTICE OF WITHDRAWAL OF TENDER

Regarding Institutional Shares of

Peachtree Alternative Strategies Fund

For Clients of TD Ameritrade

Tendered Pursuant to the Offer to Purchase
Dated January 16, 2020

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT, AND TD AMERITRADE MUST SUBMIT THIS NOTICE OF WITHDRAWAL TO THE FUND BEFORE 11:59 P.M., EASTERN TIME, ON FEBRUARY 14, 2020 UNLESS THE OFFER IS EXTENDED.

For Certified Mail, Return Receipt Requested:

TD Ameritrade

Attention: Alternative Investments
7801 Mesquite Bend Drive, Suite 112

Irving, TX 75063

For additional information:

TD Ameritrade
Phone: (800) 632-9095
Fax: 866-468-6268 (Attn: Alternative Investments)

Ladies and Gentlemen:

The undersigned wishes to withdraw the tender of its Institutional Shares of Peachtree Alternative Strategies Fund (“Shares”), or the tender of a portion of such Shares, for purchase by the Peachtree Alternative Strategies Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

This tender was in the amount of:

[ ]	All Shares.

[ ]	Portion of Shares expressed as a specific dollar value. $___________

[ ]	Portion of Shares expressed as a specific number of Shares. ___________

The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Shares (or portion of the Shares) previously tendered will not be purchased by the Peachtree Alternative Strategies Fund pursuant to the terms of the Offer of Purchase referenced above.

Signature of Shareholder	Signature of Joint Shareholder or Other Person whose signature is required

Print Name of Shareholder	Print Name Joint Shareholder or Other Person whose signature is required

Signature of Authorized Representative (if applicable)	Signature of other Authorized Representative whose signature is required (if applicable)

Print Name of Authorized Representative (if applicable)	Print Name of other Authorized Representative whose signature is required (if applicable)

Print Title of Authorized Representative and Relationship to Shareholder (if applicable)	Print Title of other Authorized Representative whose signature is required and Relationship to Shareholder (if applicable)

Date: